SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 21, 2004

                                   ---------


                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-30130                06-1481060
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)


              7 Commerce Drive
             Danbury, Connecticut                                    06810
  (Address of principal executive offices)                         (Zip code)



       Registrant's telephone number, including area code: (203) 794-1100

                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page

Item 7.     Exhibits.........................................................3

Item 12.    Results of Operations and Financial Condition....................3

Signature....................................................................4

Item 7.     Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated July 21, 2004, entitled "ATMI Reports Second Quarter 2004 Results."

Item 12.    Results of Operations and Financial Condition.

      On July 21, 2004, the Registrant issued a press release announcing its financial results for the second quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2004

                                       ATMI, INC.



                                       By: /s/ Dan Sharkey
                                          ----------------------------------
                                          Name:  Dan Sharkey
                                          Title: Vice President, Treasurer and
                                                 Chief Financial Officer